                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned Director of Northrim BanCorp, Inc. (the "Company") hereby appoints each of R. Marc Langland and Joseph M. Schierhorn his/her true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Company's 2005 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), hereby granting to each such attorney power of substitution and revocation, and hereby ratifying all that any such attorney or his/her substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 13th day of March, 2006.


/s/ Larry S. Cash                                    /s/ Christopher N. Knudson
------------------------------------                 ---------------------------
Larry S. Cash                                        Christopher N. Knudson
Director                                             Director

/s/ Mark G. Copeland                                 /s/ R. Marc Langland
------------------------------------                 ---------------------------
Mark G. Copeland                                     R. Marc Langland
Director                                             Director

/s/ Frank A. Danner                                  /s/ Richard L. Lowell
------------------------------------                 ---------------------------
Frank A. Danner                                      Richard L. Lowell
Director                                             Director

/s/ Ronald A. Davis                                  /s/ Irene Sparks Rowan
------------------------------------                 ---------------------------
Ronald A. Davis                                      Irene Sparks Rowan
Director                                             Director

/s/ Anthony Drabek                                   /s/ John C. Swalling
------------------------------------                 ---------------------------
Anthony Drabek                                       John C. Swalling
Director                                             Director